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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 1996


                         THOMAS & BETTS CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its Charter)


         New Jersey                  1-4682              22-1326940
(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation             File Number)     Identification No.)


            1555 Lynnfield Road, Memphis, Tennessee       38119
            -----------------------------------------------------
            (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code (901) 682-7766


                                   Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits

         (a)(1) Financial statement of business acquired. Audited consolidated balance sheets of Amerace Corporation and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1994. See Exhibit 7(a)(1).

         (a)(2) Condensed consolidated balance sheets of Amerace Corporation and subsidiaries as of September 30, 1995 (unaudited) and December 31, 1994, and related condensed consolidated statements of income and cash flows for the nine-month periods ended September 30, 1995 and 1994 (unaudited). See Exhibit 7(a)(2).

         (b) Pro forma financial statements. Unaudited pro forma condensed consolidated balance sheet as of October 1, 1995 and the condensed consolidated statements of earnings for the year ended January 1, 1995 and the nine-month period ended October 1, 1995. See Exhibit 7(b).

         (c)              Exhibits.

                 (2) Plan of Acquisition, reorganization, arrangement, liquidation or succession in Form 8-K dated January 17, 1996.

                 (7)(a)(1)        Financial statement of business acquired.
                                  Audited consolidated balance sheets of
                                  Amerace Corporation and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1994.

                    (a)(2) Condensed consolidated balance sheets of Amerace Corporation and subsidiaries as of September 30, 1995 (unaudited) and December 31, 1994 and related condensed consolidated statements of income and cash flows for each of the interim periods ended September 30, 1995 and 1994.

                    (b)           Pro forma financial statements.
                                  Unaudited pro forma condensed consolidated balance sheet as of October 1, 1995 and the condensed consolidated statements of earnings for the year ended January 1, 1995 and the nine-month period ended October 1, 1995.

                 (23)     Consent of Arthur Anderson LLP.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THOMAS & BETTS CORPORATION



                                          By:/s/ Fred R. Jones
                                             ---------------------------
                                             Fred R. Jones
                                             Vice President-Finance and
                                             Treasurer

Dated: January 22, 1996
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